Exhibit 10.30

Dated 4th May 2012

Deed of Variation

between

MEPC Milton Park No. 1 Limited and

MEPC Milton Park No. 2 Limited

and

Oxford Immunotec Limited

relating to

Units 115 B and D

Milton Park

THIS DEED OF VARIATION made the 4th day of May 2012 BETWEEN:

(1)	MEPC MILTON PARK NO. 1 LIMITED (Company number 5491670) and MEPC MILTON PARK NO. 2 LIMITED (Company number 5491806), on behalf of MEPC Milton LP (LP. No 014504), both of whose registered offices are at 4th Floor Lloyds Chambers 1 Portsoken Street London E1 8LW (the Landlord);

(2)	OXFORD IMMUNOTEC LIMITED (Company number 04516079) whose registered office is at 94C Milton Park Abingdon Oxfordshire OX14 4RY (the Tenant);

IS SUPPLEMENTAL to the Lease:

WHEREAS:

A.	The residue of the Term is still vested in the Tenant;

B.	The reversion immediately expectant on the determination of the Term is vested in the Landlord.

NOW THIS DEED WITNESSETH as follows:

DEFINITIONS

1.	In this Deed unless the context otherwise requires all definitions used in the Lease shall have the same meanings save as follows

1.1	Landlord shall include any other person entitled to the immediate reversion to the Term from time to time;

1.2	Lease means a lease of the Premises dated 30 September 2008 made between (1) MEPC Milton Park No. 1 Limited and MEPC Milton Park No. 2 Limited and (2) Oxford Immunotec Limited as varied by a deed dated 18 January 2010 made between (1) MEPC Milton Park No. 1 Limited and MEPC Milton Park No. 2 Limited and (2) Oxford Immunotec Limited;

1.3	Premises means Units 115 B and D Milton Park, Abingdon, Oxfordshire as more particularly described and comprised in the Lease;

1.4	Tenant shall include its successors in title to the Term from time to time;

1.5	Term means the term of years created by the Lease;

1.6	Words importing the singular include the plural and vice versa and words importing one gender include all other genders;

1.7	Where there are two or more persons comprising any party to this Deed covenants expressed to be made by that party are deemed to be made by such persons jointly and severally.

VARIATION

2.	The parties hereto agree and declare that with effect from the date of this Deed and thereafter throughout the residue of the Term the Lease shall be varied so that:

2.1	In Clause 1.1 the definition of “Break Dates” shall be deemed to read as follows:

“Break Date means 12 June 2016;”

and the definition of “Review Dates” shall be deemed to read as follows:

“Review Dates means 12 June 2009, 12 June 2011, 12 June 2015 and 12 June 2017;”

2.2	Clause 3.1 shall be deemed to read as follows:

“3.1	The Principal Rent and any VAT by equal quarterly payments in advance on the Quarter Days to be paid by Direct Debit, Banker’s Standing Order or other means as the Landlord reasonably requires, the first payment for the period from and including the Rent Commencement Date to (but excluding) the next Quarter Day to be made on the Rent Commencement Date PROVIDED THAT during the first year of the Contractual Term the Principal Rent payable shall be reduced to 50% of the amount which would otherwise be calculated pursuant to Clause 1 (and the Second Schedule) of this lease AND PROVIDED FURTHER THAT from and including 1 January 2010 to and including 11 June 2011 the Principal Rent payable shall be FIFTY TWO THOUSAND FOUR HUNDRED AND SEVENTY FOUR POUNDS AND FORTY PENCE (£52,474.40) per annum AND PROVIDED FURTHER THAT from and including 24 June 2012 to and including 23 June 2013 the Principal Rent payable shall be EIGHTY FIVE THOUSAND POUNDS (£85,000) per annum;”

2.3	In the Lease Particulars the expression “Review Dates” shall be deemed to mean “12 June 2009, 12 June 2011, 12 June 2015 and 12 June 2017”;

and the expression “Break Dates” shall be deemed to mean “12 June 2016”

DECLARATION

3.	IT IS HEREBY AGREED AND DECLARED THAT save as hereby varied the provisions of the Lease are incorporated herein as though they were set out in full in this Deed and shall continue in full force and effect and the Lease will from and including the date of this Deed take effect and be construed as taking account of the variations effected by this Deed.

CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

4.	A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any terms of this Deed.

INTERPRETATION

5.	The headings in this Deed are for convenience only and do not affect the construction thereof.

REGISTRATION OF THIS DEED

6.	Promptly following the completion of this Deed the Tenant and the Landlord shall apply to register this Deed at HM Land Registry against the Tenant’s registered title number ON281725 and the Landlord’s registered title number BK102078; and

6.1	The Tenant and the Landlord shall ensure that any requisitions raised by HM Land Registry in connection with an application for registration are dealt with promptly and properly;

6.2	Within one month after completion of the registration, the Tenant and the Landlord shall send to the other official copies of the respective registered titles.

IN WITNESS whereof the parties have executed this Deed as a deed the day and year first before written.

EXECUTED AS A DEED by MEPC

MILTON PARK NO. 1 LIMITED acting

by two directors or by one director and

the company secretary

Director: /s/ MEPC Milton Park No. 1 Limited

Director/Secretary: /s/ MEPC Milton Park No. 1 Limited

EXECUTED AS A DEED by MEPC

MILTON PARK NO. 2 LIMITED acting

by two directors or by one director and

the company secretary

Director: /s/ MEPC Milton Park No. 2 Limited

Director/Secretary: /s/ MEPC Milton Park No. 2 Limited